ético.net

ÉTICO ETHICAL TRADING COMPANY LTD.

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8509 0184

Nicaragua
Apartado Postal 488
León, Nicaragua

email: info@etico.net
http://www.etico.net

GREEN COFFEE PURCHASE CONTRACT

Contract Number 180712 Date: 12/07/2018
Seller Reference TCC 2018/Global

We, the Sellers, on this day have sold to you, the buyers, the following goods under the conditions of the latest edition of the European Coffee Contract (ECC) and the following conditions:

Buyers:
THANKSGIVING COFFEE COMPANY
19100 South Harbor Drive
Fort Bragg, CA 95437
Tel. +1 (707) 964 0118

Bags	Quantity (LBS)	Description	Price/lb (FOT)	Value
80	12,169.39	PRODECOOP "DIPILTO" (Organic, Fair Trade Certified) Nicaragua	2.4885	$30,283.53
195	29,662.89	PRODECOOP "Sabor de Segovia" (Organic, Fair Trade Certified) Nicaragua	2.3835	$70,701.51

ético.net

THE ETHICAL TRADING COMPANY LTD.

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8509 0184

Nicaragua
Apartado Postal 488
León, Nicaragua

email: info@etico.net
http://www.etico.net

10	1,521.17	PRODECOOP "Nueva Esperanza" micro lot (Fair Trade Certified) Nicaragua	2.5347	$3,855.72
175	26,620.55	*SOPPEXCCA (Organic, Fair Trade Certified with recognition for unpaid work for women) Nicaragua*	*2.4648*	$65,614.32
100	15,211.74	Uca Mira Flor (Organic, Fair Trade & Bird Friendly) Nicaragua	*2.4648*	$37,493.90
200	30,423.48	Byron Corrales Arabica Washed (Organic) Nicaragua	2.5122	$76,429.87
20	3,042.35	Byron's Arabica Natural (Organic) Nicaragua	2.5688	$7,815.18
20	3,042.35	Byron's Maracaturra Washed (Organic) Nicaragua	3.7128	$11,295.63
20	3,042.35	Byron's Maracaturra Natural (Organic) Nicaragua	3.7128	$11,295.63
5	760.59	Byron's Arabica Honey (Organic) Nicaragua	2.5688	$1,953.80

ético.net

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8509 0184

Nicaragua
Apartado Postal 458
León, Nicaragua

email: info@etico.net
http://www.etico.net

265	40,311.11	Solidaridad Washed (Conventional) Nicaragua	2.4062	$96,996.60
20	3,042.35	Solidaridad Natural (Conventional) Nicaragua	2.6582	$8,087.17
200	30,423.48	GUAY'B (Organic, Fair Trade, Bird friendly Certified) Guatemala	3.2224	$98,036.62
20	3,042.35	Oro Verde Decaf (Organic Fair Trade) Peru	3.4450	$10,480.89
250	38,029.35	Mexico Decaf (Organic) Mexico	2.8813	$109,573.97
1575	240,345.49			$639,914.32

Port of Destination	Oakland, CA, U.S.A.
Final Destination	Annex Warehouse, Oakland, CA, U.S.A.
Payment terms	30 days after DO as per payment schedule
Weight Basis	Shipping weight 0.5%

ético.net
THE ETHICAL TRADING COMPANY LTD

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8509 0184

Nicaragua
Apartado Postal 488
León, Nicaragua

email: info@etico.net
http://www.etico.net

Terms	FOT ANNEX warehouse Oakland
Delivery period	June 2018 – May 2019
Shipping Insurance, import and Warehousing	Included in the price.
Financial costs	Included in the price
Arbitration	All contracts are subject to arbitration rules. In the case of arising problems both parties will try to find a solution with the lowest arising additional cost. If there cannot be found an agreement which can be accepted from the buyer and the seller an independent expert accepted by both sides will be appointed. Their decision will be binding for both sides.

Etico The Ethical Trading Company Ltd
Seller

Thanksgiving Coffee Company
Buyer